UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): July 2, 2013

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Cardium Therapeutics, Inc. (“Cardium”) held its Annual Meeting of Stockholders on June 6, 2013 and held its reconvened meeting on July 2, 2013 (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 29, 2013. At the close of business on April 26, 2013, the record date of the Annual Meeting, the Company had 129,562,061 shares of common stock issued and outstanding. The holders of a total of 91,491,823 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date of the Meeting, and therefore a quorum was present.

At the Annual Meeting, the stockholders considered and acted upon the following proposals:

1.	Elected two Class I directors, each to serve until the next annual meeting of stockholders held to elect Class I directors, and until their respective successor is elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Edward W. Gabrielson	37,572,794	13,686,691	40,232,338
Lon E. Otremba	37,461,301	13,798,184	40,232,338

2.	Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstained from Vote	Broker Non-Votes
34,482,011	16,066,384	711,090	40,232,338

3.	Approved a non-binding advisory vote on the frequency of the advisory vote on executive compensation of every three years.

One Year	Two Years	Three Years	Abstained from Vote	Broker Non-Votes
22,974,284	1,662,454	26,171,010	451,737	40,232,338

4.	Approved the issuance of an additional 1,656 shares of Series A Convertible Preferred Stock in connection with the April 2013 registered direct offering, for the receipt of gross proceeds of approximately $1,656,000.

Votes For	Votes Against	Abstained from Vote	Broker Non-Votes
36,608,161	14,569,767	81,557	40,232,338

5.	Approved to give Cardium’s Board of Directors at the authority, at its discretion, to affect a reverse split of the Company’s outstanding common stock.

Votes For	Votes Against	Abstained from Vote	Broker Non-Votes
66,689,118	31,349,443	20,719	- 0 -

6.	Did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, which amendment would only be entered in the event that Proposal 5 related to the reverse stock split was not approved, and which would increase the number of authorized shares to common stock of the Company from 200,000,000 to 400,000,000.

Votes For	Votes Against	Abstained from Vote	Broker Non-Votes
47,126,011	20,006,111	111,651	30,815,507

7.	Ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstained from Vote	Broker Non-Votes
69,843,863	20,643,749	1,004,211	- 0 -

ITEM 8.01 OTHER EVENTS.

On July 2, 2013, Cardium Therapeutics, Inc. (“Cardium”) issued a press release announcing the voting results of the Company’s reconvened Annual Meeting of Stockholders and providing a report on its exchange listing. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of Cardium issued on July 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: July 2, 2013	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer